Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT
     THIRD AMENDMENT TO CREDIT AGREEMENT dated as of August 14, 2008 (this “Amendment”), among CALGON CARBON CORPORATION, a corporation organized under the laws of the State of Delaware (the “Company”), CALGON CARBON INVESTMENTS INC., a corporation organized under the laws of the State of Delaware (“Calgon Investments”), CHEMVIRON CARBON LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02208285 (“Chemviron”), WATERLINK (UK) HOLDINGS LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 03181974 (“Waterlink”), SUTCLIFFE SPEAKMAN LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 029081113 (“Sutcliffe”), LAKELAND PROCESSING LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02926645 (“Lakeland”), CHARCOAL CLOTH (INTERNATIONAL) LIMITED, a private company limited by shares organized under the laws of England and Wales with company number 02743909 (“Charcoal International”), BSC COLUMBUS, LLC, a limited liability company organized under the laws of the State of Delaware (“BSC”), and CCC COLUMBUS LLC, a limited liability company organized under the laws of the State of Delaware (“Columbus”), the Lenders party hereto, J.P. MORGAN EUROPE LIMITED, as the European Administrative Agent, JPMORGAN CHASE BANK, N.A., as the US Administrative Agent, and J.P. MORGAN SECURITIES, INC., as Sole Bookrunner and Sole Lead Arranger.
     WHEREAS, the Loan Parties are party to a Credit Agreement dated as of August 18, 2006, as amended (the “Existing Credit Agreement”), with the Lenders party thereto (the “Lenders”) and the Administrative Agents party thereto (as further amended and modified by this Amendment and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”); and
     WHEREAS the Loan Parties have requested that the Administrative Agents and the Lenders amend the Existing Credit Agreement to (i) increase the Total Revolving Commitment to an amount not exceeding $60,000,000 and (ii) amend the Existing Credit Agreement in certain other respects, and the Administrative Agents and the Lenders have agreed to do so, subject to the terms and conditions set forth herein,
     NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereby agree as follows:
1. Capitalized Terms.
     Capitalized terms used herein which are defined in the Existing Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. Amendments to Credit Agreement.
     Subject to the terms and conditions set forth in Section 4 hereof and in reliance on the representations set forth in Section 3 hereof, the Loan Parties, the Lenders and the Administrative Agents agree that the Existing Credit Agreement be, and it hereby is, amended, as follows:
     (a) The chart in the definition of “Applicable Margin” in Section 1.01 is hereby deleted and replaced with the following:

Average Monthly US Borrowing	Alternate US	Eurocurrency	Alternate
Base Availability	Base Rate Spread	Spread	Eurocurrency
			Base Rate
			Spread
Category 1	0.75%	2.50%	2.50%

Less than $15,000,000

Category 2	0.25%	2.00%	2.00%

$15,000,000 or more but less than $25,000,000

Category 3	0.00%	1.75%	1.75%

$25,000,000 or more but less than $35,000,000

Category 4	0.00%	1.50%	1.50%

$35,000,000 or more
     For avoidance of doubt, the changes set forth above shall take effect upon the effectiveness of this Amendment.
     (b) Clause (c) of the definition of “Prepayment Event” is hereby deleted and replaced by the following:
     (c) the issuance by any Borrower of any Equity Interests, or the receipt by any Borrower of any capital contribution, other than (i) any issuance by a Borrower of common Equity Interests upon the exercise of employee, director or consultant stock rights pursuant to the Calgon Stock Option Plan (or any comparable stock incentive plan intended to replace such plan) and the Calgon 1993 Non-Employee Directors’ Stock Option Plan (or any comparable stock incentive plan intended to replace such plan) or (ii) any issuance by the Company of its common Equity Interests as all or a portion of the consideration for any exercise of the right of conversion of, or any redemption, repurchase or other acquisition of, the Convertible Notes having an aggregate principal amount not in excess of $75,000,000; or
     (c) Section 2.05(b)(iii) is amended by deleting the reference to “$6,000,000” and replacing it with “$7,000,000”.
     (d) Section 2.08 is amended by adding the following subsections (i), (j) and (k):
     (i) The Borrowers shall have the right to increase the Total Revolving Commitment (and, in connection therewith, the Belgian Revolving Sublimit and the UK Revolving Sublimit) by obtaining additional Total Revolving Commitments, either from one or more of the Lenders or another lending institution provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000, (ii) the US Borrower Representative, on behalf of the Borrowers, may make a maximum of two(2) such requests, (iii) the Administrative Agent has approved the identity of any such new Lender, such approval not to be unreasonably withheld, (iv) any such new Lender assumes all of the rights and obligations of a “Lender” hereunder, and (v) the procedure described in Section 2.08(j) have been satisfied. To request such an increase, the Borrowers shall deliver a written request for such increase to the US Administrative Agent and the Lenders at least seven (7) days prior to the date of the proposed increase.
     (j) Any amendment hereto for such an increase or addition shall be in form and substance satisfactory to the Administrative Agent and shall only require the written signatures of the Administrative Agent, the Borrowers and the Lender(s) being added or increasing their Commitments, subject only to the approval of all Lenders if any such increase would cause the Total Revolving Commitments to exceed $70,000,000. As a condition precedent to such an increase, the Company shall deliver to the Administrative Agent a certificate of each Loan Party (in sufficient copies for each Lender) signed by an authorized officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase, and (ii) in the case of the Borrowers, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article III and the other Loan Documents are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default exists.
     (k) Within a reasonable time after the effective date of any increase, the Administrative Agent shall, and is hereby authorized and directed to, revise the Commitment Schedule to reflect such increase and shall distribute such revised Commitment Schedule to each of the Lenders and the Borrowers, whereupon such revised Commitment Schedule shall replace the old Commitment Schedule and become part of this Agreement. On the Business Day following any such increase, all outstanding Alternate US Base Rate Advances and Alternate Eurocurrency Base Rate Advances shall be reallocated among the Lenders (including any newly added Lenders) in accordance with the Lenders’ respective revised Applicable Percentages. Eurocurrency Advances shall not be reallocated among the Lenders prior to the expiration of the applicable Interest Period in effect at the time of any such increase.

     (e) Section 2.11(a) is amended by deleting the first sentence thereof and replacing it with the following:
     The Borrowers agree, jointly and severally, to pay to the US Administrative Agent for the account of each Lender, a commitment fee, which shall accrue at the rate of three-eighths of one percent (0.375%) on the average daily amount of the Available Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Commitments terminate; provided that at any time when the Average Monthly US Borrowing Base Availability is less than $15,000,000 (determined by the US Administrative Agent as of the end of each fiscal month of the Company on a Consolidated Basis based upon Average Monthly US Borrowing Base Availability during the month then ended), such commitment fee will accrue at the rate of one-half of one percent (0.500%).
     (f) Section 6.01 is amended by (i) deleting the “and” at the end of subsection (j), (ii) deleting the “.” at the end of subsection (k) and replacing it with “; and ” and adding a new subsection (l) as follows:
     (l) Indebtedness in respect of a term loan in an aggregate original principal amount not in excess of $25,000,000; provided that (i) such term loan shall be advanced by the Lenders or other lenders acceptable to the US Administrative Agent, shall be agented and arranged by the US Administrative Agent (the US Administrative Agent in such capacity, the “Term Loan Agent”) and shall be incurred no later than September 18, 2008 and shall contain such terms, covenants and conditions as shall be acceptable to the US Administrative Agent, the lenders thereto and the Company, (ii) such term loan (including any refinancing thereof), if secured by any of the Collateral as permitted by Section 6.02(j), shall be subject to the terms of an intercreditor agreement between the Term Loan Agent and the Administrative Agents and in form and substance satisfactory to the Administrative Agents providing for the subordination of any Liens securing such term loan to the Liens created under the Loan Documents and such other terms as required by the Administrative Agents and (iii) the proceeds of such term loan shall be used only with respect to the transactions described in Section 6.08(a)(iii)(C)(II) including such transactions that are consummated after August 14, 2008 but prior to the closing of such term loan.
     (g) Section 6.02 is amended by (i) deleting the “and” at the end of subsection (h), (ii) deleting the “.” at the end of subsection (i) and replacing it with “; and ” and adding a new subsection (j) as follows:
     (j) Liens securing indebtedness permitted by Section 6.01(l).
     (h) Section 6.04 is amended by deleting “and” at the end of clause (j), adding “and” to the end of clause (k) and a new clause (l) after clause (k) as follows:
     (l) investments permitted under Section 6.08(a)(iii)(C).
     (i) Section 6.08(a)(i) is amended by deleting it in its entirety and replacing it with the following new clause (i):

     (i) the Company may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in             shares of its common stock or may convert, redeem, repurchase or otherwise acquire the Convertible Notes for consideration consisting of its common stock or a combination of its common stock and, to the extent permitted to be paid by Section 6.08(a)(iii)(C), cash,
     (j) Section 6.08(a)(iii) is amended by deleting clause (C) in its entirety and replacing such clause with the following new clause (C):
     (C) in connection with (I) the repurchase, redemption, retirement or other acquisition of outstanding shares of its common stock; provided that the aggregate amount of cash paid after the Effective Date in the case of this subclause (I) shall not exceed $10,000,000 or (II) the conversion, redemption, repurchase, retirement or other acquisition of the Convertible Note, provided that the aggregate amount of cash paid after the Effective Date in the case of subclauses (I) and (II) of this clause (C) shall not exceed $75,000,000;
     (k) Each of the Lenders hereby agrees to the increase in its Total Revolving Commitment and its Belgian Revolving Sublimit as set forth on the Commitment Schedule and each further agrees that the Commitment Schedule that is Schedule 1(a) to the Existing Credit Agreement shall be amended in its entirety as set forth on Schedule 1(a) attached hereto.
3. No Default; Representations and Warranties, etc.
     Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agents that as of the date hereof and after giving effect to the amendments set forth herein (a) the representations of the Loan Parties contained in Article III of the Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Loan Parties are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents to be observed or performed by them thereunder; (c) no Default shall have occurred and be continuing; and (d) the execution, delivery and performance by the Loan Parties of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Loan Parties, (ii) will not violate any applicable material law or regulation or the organizational documents of any Loan Party, (iii) will not violate or result in a default under any material indenture, agreement or other instrument binding on any Loan Party or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agents and the Lenders) which has not been obtained.
4. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:
     (a) Counterparts of Amendment. The Administrative Agents shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence reasonably satisfactory to the Administrative Agents (which may include telecopy transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.
     (b) Corporate Documents. Such documents and certificates as the Administrative Agents or its counsel may reasonably request relating to borrowings under the Credit Agreement and any other legal matters relating to the Loan Parties (including board of director resolutions and evidence of the incumbency of officers) and the Existing Credit Agreement, as amended by this Amendment.
     (c) Financial Officer Certificate. The US Administrative Agent shall have received a certificate of the chief financial officer of the US Borrowing Representative on behalf of the Loan Parties dated the date hereof, stating that the representations and warranties in Article III are true and correct in all material respects on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default.
     (d) Solvency Assurances. The US Administrative Agent shall have received a certificate of a duly authorized officer of the Loan Parties on behalf of the Loan Parties dated as of the date hereof in form and substance satisfactory to the US Administrative Agent.
     (e) Opinion. The US Administrative Agent shall have such opinions from counsel to the Loan Parties as requested by the US Administrative Agent and such opinions shall be in form and substance satisfactory to the US Administrative Agent.
     (f) Amendment Fee. The US Administrative Agent shall have received, for the benefit of the Lenders on a pro rata basis, an amendment fee in the amount of $162,500 which shall be deemed earned up the execution of this Amendment.
     (g) Other Documents. Such other documents as the US Administrative Agent or counsel to the US Administrative Agent may reasonably request.
5. Confirmation of Guarantee and Collateral Documents. Each Loan Guarantor hereby confirms that all Obligations of the Borrowers under the Credit Agreement are and shall continue to be entitled to the benefits of the guarantee set forth in Article X of the Credit Agreement, and each Loan Party hereby confirms that the Obligations under the Credit Agreement, and in respect of its guarantee under Article X of the Credit Agreement (in the case of the Loan Guarantors), are and shall continue to be entitled to the benefits of the collateral security provided by the Collateral Documents. Each Affiliate or Subsidiary of any Loan Party that is a party to any Other Collateral Documents hereby confirms that the Obligations under the Credit Agreement are and shall continue to be entitled to the benefits of the collateral security provided by the Other Collateral Documents.
6. Miscellaneous.
     (a) The Loan Parties, the Lenders and the Administrative Agents hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Loan Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Loan Documents and all related documents shall remain in full force and effect. Nothing contained herein shall constitute an amendment or waiver of any provision of the Loan Documents, except such amendments as are expressly set forth herein.
     (b) The Loan Parties jointly and severally agree to pay all reasonable out-of-pocket costs and expenses incurred by JPMorgan Chase Bank, N.A. and its respective Affiliates (including the reasonable fees, charges and disbursements of counsel for the Agent), in connection with the preparation of this Amendment.
     (c) This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.
     (d) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

CALGON CARBON CORPORATION

By:	/s/ Leroy M. Ball

Name:
Title:

CALGON CARBON INVESTMENTS, INC.

By:	/s/ Leroy M. Ball

Name:
Title:

BSC COLUMBUS, LLC

By:	/s/ Leroy M. Ball

Name:
Title:

CCC COLUMBUS, LLC

By:	/s/ Leroy M. Ball

Name:
Title:
[Signature Page to Third Amendment]

EXECUTED AND DELIVERED as a Deed by
CHEMVIRON CARBON LIMITED acting by:

Director:	/s/ C.H.S. Majoor

Director/secretary:	/s/ Reinier Keijzer

EXECUTED AND DELIVERED as a Deed by
WATERLINK (UK) HOLDINGS LIMITED acting by:

Director:	/s/ C.H.S. Majoor

Director/secretary:	/s/ Reinier Keijzer

EXECUTED AND DELIVERED as a Deed by
SUTCLIFFE SPEAKMAN LIMITED acting by:

Director:	/s/ C.H.S. Majoor

Director/secretary:	/s/ Reinier Keijzer

EXECUTED AND DELIVERED as a Deed by
LAKELAND PROCESSING LIMITED acting by:

Director:	/s/ C.H.S. Majoor

Director/secretary:	/s/ Reinier Keijzer

EXECUTED AND DELIVERED as a Deed by
CHARCOAL CLOTH (INTERNATIONAL)

LIMITED acting by:

Director:	/s/ C.H.S. Majoor

Director/secretary:	/s/ Reinier Keijzer

[Signature Page to Third Amendment]

ADMINISTRATIVE AGENTS AND LENDERS: JPMORGAN CHASE BANK, N.A., as US Administrative Agent and as a Lender
By:	/s/ Donna DiFiorio
	Name:	Donna DiForio
	Title:	Vice President

J.P. MORGAN EUROPE LIMITED, as European Administrative Agent
By:	/s/ Helen Mathie
	Name:	Helen Mathie
	Title:	Assistant Vice President

CITIZENS BANK OF PENNSYLVANIA, as a Lender
By:	/s/ Paul Rebholz
	Name:	Paul Rebholz
	Title:	Vice President

[Schedules have been omitted and will be furnished upon request.]